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                                                                 EXHIBIT 10.27.1

                          AMENDMENT TO RIGHTS AGREEMENT

     This Amendment dated as of September 28, 2004 (the "AMENDMENT"), to the Rights Agreement (the "RIGHTS AGREEMENT"), dated as of September 2, 2004, between Callidus Software Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, as Rights Agent (the "RIGHTS AGENT"), is being executed at the direction of the Company, by and between the Company and the Rights Agent. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

     WHEREAS, the Company wishes to supplement and amend the Rights Agreement, as permitted by Section 23 thereof;

     NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants contained in this Amendment, each of the Company and the Rights Agent agrees as follows:

          1.   Amendments to Rights Agreement.


               (a) Clause (iv) of the proviso to the definition of "ACQUIRING PERSON" contained in Section 1(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

                    "(iv) Crosspoint Venture Partners 1997, L.P., Crosspoint
               Venture Partners LS 1999, Crosspoint Venture Partners LS 2000, Crosspoint Venture Partners 2000 Q, L.P. and Crosspoint Venture Partners 2000, L.P. (collectively, "CROSSPOINT") together with its Affiliates and Associates, shall not be an "Acquiring Person", so long as Crosspoint and its Affiliates and Associates do not Beneficially Own or become the Beneficial Owner of in excess of 6,850,000 shares of Common Stock, other than shares of Common Stock that Crosspoint or its Affiliates or Associates becomes the Beneficial Owner of pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock."

          2. Effective Date. This Amendment shall become effective as of the day and year first written above. Except as modified by this Amendment, the Rights Agreement shall remain in full force and effect without any modification.
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          3.   Certification Pursuant to Section 23 of the Rights Agreement. The
     certificate referred to in Section 23 of the Rights Agreement stating that this Amendment is in compliance with the terms of the Rights Agreement has been executed by an appropriate officer or director of the Company and is attached as Annex A hereto.

          4. Inconsistencies. In the event of a conflict or inconsistency between this Amendment and the Rights Agreement and the exhibits thereto, the provisions of this Amendment shall govern.

          5. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.




                               [SIGNATURES FOLLOW]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the day and year first written above.


                       CALLIDUS SOFTWARE INC.

                       By:  /s/ Ronald J. Fior
                            -----------------------------------------
                            Name:   Ronald J. Fior
                            Title:  Vice President, Finance and Chief
                                    Financial Officer


                       AMERICAN STOCK TRANSFER & TRUST COMPANY

                       By:  /s/ Herbert J. Lemmer
                            -----------------------------------------
                            Name:   Herbert J. Lemmer
                            Title:  Vice President


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                                                                        ANNEX A



                             CALLIDUS SOFTWARE INC.

                       CERTIFICATE PURSUANT TO SECTION 23
                             OF THE RIGHTS AGREEMENT

     I, Ronald J. Fior, Vice President, Finance and Chief Financial Officer of Callidus Software Inc., a Delaware corporation (the "COMPANY"), do hereby certify pursuant to Section 23 of the Rights Agreement (the "RIGHTS AGREEMENT") dated as of September 2, 2004, between the Company and American Stock Transfer & Trust Company, as Rights Agent, that the proposed amendment to the Rights Agreement dated September 28, 2004 is in compliance with the terms of the Rights Agreement.

     IN WITNESS WHEREOF, I have signed this certificate.

Dated: September 28, 2004


                                By:
                                    -----------------------------------------
                                    Name:   Ronald J. Fior
                                    Title:  Vice President, Finance and Chief
                                            Financial Officer



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